================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             FORM 8-K CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                     September 11, 2003 (September 4, 2003)

                                MICROISLET, INC.
               (Exact Name of Registrant as Specified in Charter)

           Nevada                                         88-0408274
           ------                                         ----------
(State or Other Jurisdiction of                (IRS Employer Identification No.)
       Incorporation)

                                     0-27035
                                     -------
                            (Commission File Number)

6370 Nancy Ridge Drive, Suite 112, San Diego, California            92121
--------------------------------------------------------            -----
     (Address of Principal Executive Offices)                     (Zip Code)

                                 (858) 657-0287
                                 --------------
              (Registrant's telephone number, including area code)

================================================================================

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         A. PRIVATE PLACEMENT COMPLETED.

         On September 4, 2003, and September 9, 2003, MicroIslet, Inc. (the "Company"), sold to certain investors an aggregate of 1,000,600 shares of common stock at a purchase price of $0.50 per share.

         The gross proceeds received from these financings were $500,300. The Company paid a placement fee of 11% of the gross proceeds. Net proceeds of the financings are expected to be used for working capital purposes.

         These securities were offered and sold without registration under the Securities Act of 1933 to a limited number of accredited investors in reliance upon the exemption provided by Rule 506 of Regulation D thereunder, and may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements under the Securities Act. An appropriate legend was placed on the shares issued. Pursuant to the terms of the Stock Purchase Agreements signed by the Company and the investors, the Company agreed to prepare and file, within 30 days following the respective issuances of the shares, a registration statement covering the resale of the shares.

         A complete copy of the form of Stock Purchase Agreement is filed herewith as Exhibit 10.1, and is incorporated herein by reference. The summary of the transaction set forth above is qualified in its entirety by reference to such exhibit.

         This Current Report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy any of these securities. This report is being filed pursuant to and in accordance with Rule 135c under the Securities Act.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.
         None

(b)      PRO FORMA FINANCIAL INFORMATION.
         None

(c)      EXHIBITS.

                  10.1     Form of Stock Purchase Agreement

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     MICROISLET, INC.

Date: September 11, 2003             By: /s/ William Kachioff
                                         ---------------------------------------
                                         William Kachioff
                                         Vice President, Finance, and Chief
                                         Financial Officer

                                  EXHIBIT INDEX

EXHIBIT NO.                                          DESCRIPTION
-----------                                          -----------
10.1     Form of Stock Purchase Agreement